Exhibit (b)

DMR MORTGAGE OPPORTUNITY FUND LP
1800 Tysons Boulevard
Suite 200
McLean, Virginia 22102
Telephone

703-749-8200

Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, William, P Callan, Jr., certify that:

1.	The Form N-CSR of the registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: March 5, 2009	/s/ William P. Callan, Jr.
William P. Callan, Jr. President and Chief Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to DMR Mortgage Opportunity Fund LP and will be retained by DMR Mortgage Opportunity Fund LP and furnished to the Securities and Exchange Commission or its staff upon request.

DMR MORTGAGE OPPORTUNITY FUND LP
1800 Tysons Boulevard
Suite 200
McLean, Virginia 22102
Telephone

703-749-8200

Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Lester Guillard, III, certify that:

1.	The Form N-CSR of the registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: March 5, 2009	/s/ Lester Guillard, III
Lester Guillard, III Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to DMR Mortgage Opportunity Fund LP and will be retained by DMR Mortgage Opportunity Fund LP and furnished to the Securities and Exchange Commission or its staff upon request.